Interphase Shareholder Briefing

Shareholders Meeting

May 1, 2013

Forward Looking Statements

This presentation contains forward-looking statements about the business, financial condition and prospects of the Company. These statements are made under the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. The actual results of the Company could differ materially from those indicated by the forward-looking statements because of various risks and uncertainties, including (without limitation) effects of the ongoing issues in global credit and financial markets, our reliance on a limited number of customers, the lack of spending improvements in the telecommunications and computer networking industries, significant changes in product demand, the development and introduction of new products and services, changes in competition, various inventory risks due to changes in market conditions and other risks and uncertainties indicated in Item 1A of the Company's Form 10-K and in the Company's other filings and reports with the Securities and Exchange Commission. All of the foregoing risks and uncertainties are beyond the ability of the Company to control, and in many cases, the Company cannot predict the risks and uncertainties that could cause its actual results to differ materially from those indicated by the forward-looking statements. When used in this report, the words "believes," "plans," "expects," "will," "intends," and "anticipates" and similar expressions as they relate to the Company or its management are intended to identify forward-looking statements.

Agenda

- Business overview:
  - Telecom
  - Engineering Design and Manufacturing Services (EDMS)
  - penveu ®
- Summary

Diversification of Interphase

Provider of Telecom I/O Building Blocks

Enabler → Provider of Telecom Building Blocks:

- Connectivity (i.e. T1/E1)
- Packet Processors
- Interworking Solutions

Expander → Provider of Services Excellence

- Electronics Manufacturing &
- Engineering Design Services

Innovator → Provider of Innovative & Disruptive Technology

- penveu ®
- Future Embedded Computer Vision (ECV) Products

Enabling Products


Randall McComas

- Embedded Intelligent I/O
  - Interphase entered the Telecom market with I/O, earning us "trusted partner" status with the industries' largest telecom equipment producers
  - We grew to be a market leader with 40% market share
  - This has been our largest revenue/profit generator last year, representing 60% of our revenues in 2012 (expected to decline: 35% in 2013)
- Interworking
  - Interworking products bridge traditional and IP networks INPH has the most robust Interworking product breadth in the industry
  - The demand for this product began to ramp up in 4Q 2012 with an additional TEM customer ramping up in 2H 2013 leading to 3X revenue growth in 2013
- Packet Processing
  - Interphase possesses unique strengths in these products
    - Strong thermal modeling capability for all form factors
    - Extensive experience in AMC designs and software packaging
  - New customer design in 2012, with revenue growth in 2013 of 66%


Growing and Changing Our Mix
120%
100%
80%
60%
40%
20%
0%
% of Total 2012 Revenue
Packet Processing 8%
Interworking 13%
Embedded Intelligent I/O 79%
Packet Processing 13%
Interworking 40%
Embedded Intelligent I/O 51%
2012
2013
YEAR

The Changing Nature of Telecom

- **Telecom has changed significantly over the past several years**
  - From Voice to: Voice, Data and Video
  - Transition to full IP based systems
- **Interphase has been changing our Telecom focus to meet market needs**
  - From T1/E1 signaling products used in heavy "voice centric" markets to:
    - Interworking products for Media Gateways used to communicate between traditional networks and IP based networks
    - Packet Processing for data centric markets and Media Gateways
- **We feel the changes are beginning to work …**

Electronic Design and Manufacturing Services (EDMS)


Jim Gragg

- Electronics Manufacturing Services (EMS)
  - Large existing market ($20B) available in the U.S.
  - We win because of our quality, know-how and responsiveness
  - Diversified customer base, ranging from location tracking devices, to LED lighting, to loading dock control boards, to precision dental fabrication
  - 2012 revenues of approximately $ 1,000,000, expected to grow by more than 3X in 2013

EMS Services Business Growth


EMS
1,200,000
1,000,000
800,000
600,000
400,000
200,000
0
Q1-12
Q2-12
Q3-12
Q4-12
Q1-13
Q2-13
EMS
2Q alone should exceed EMS revenues for all of 2012 !
Addition of Location Tracking Device manufacturing in Q2-2013 projected to provide higher sustained revenue

Electronic Design and Manufacturing Services (EDMS)



Jim Gragg

- Electronics Manufacturing Services (EMS)
  - Large existing market ($20B) available in the U.S.
  - We win because of our quality, know-how and responsiveness
  - Diversified customer base, ranging from location tracking devices, to LED lighting, to loading dock control boards, to precision dental fabrication
  - 2012 revenues of approximately $ 1,000,000, expected to grow by more than 3X in 2013
- Electronic Design Services (EDS)
  - Exciting market that leverages our extensive skills
  - We have been delivering services for 30 years
  - Goal: expand INPH into new markets
    - Innovative (very compact) location-based-services device (offering long battery life)
    - Oil and gas monitoring and control systems

EDMS Business Growth


EDMS Revenue
1,200,000
1,000,000
800,000
600,000
400,000
200,000
0
Q1-12
Q2-12
Q3-12
Q4-12
Q1-13
Q2-13
EDS
EMS
Location Tracking Device EMS revenue ramps up as first product order is completed
Location Tracking Device EDS project revenue-drifts off as first product is completed

Value of Services to Our Future

- Provides broad technology and market experience
- Expands manufacturing process experience: from high-mix/lower-volume toward high-volume/low-mix (a great benefit for penveu manufacturing)
- Improves manufacturing overhead absorption

Manufacturing Services O/H Absorption



Percentage of current O/H rate
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
Current Rate
Addition of Location Tracking Device manufacturing
Addition of 2nd shift
1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31 32 33 34 35 36 37 38 39 40 41
Additional Direct Labor

Manufacturing Services significantly reduces the O/H absorption rate as available capacity is utilized

Value of Services to Our Future

- Provides broad technology and market experience
- Expands manufacturing process experience: from high-mix/lower-volume toward high-volume/low-mix (a great benefit for penveu manufacturing)
- Improves manufacturing overhead absorption
- Once at critical mass, this capability creates a profit-leverage/asset utilization “machine”, which drives increases to Return on Assets (ROA) and Return on Equity (ROE) for investors

Leading Customer Projects


AML
4front
ENGINEERED SOLUTIONS
AC
ELECTRONICS
MICREL
1010269
eTrak
WATCHGUARD
DIGITAL IN-CAR VIDEO
NEC
Empowered by Innovation

penveu®

REDEFINING INTERACTIVITY


penveu

linkedin.com/penveu

facebook.com/penveu

@penveu


presenter
interactivity
content
audience

interactive projectors and whiteboards

Interactive projectors and whiteboards bring:

- ✓ Technology to presentations
- ✓ Engagement
- ✓ Interactivity

However, they can also be:

- x Expensive
- x Difficult to install
- x Not portable
- x Inaccurate, requiring calibration
- x Difficult to use



what if you could…



Keep the good, and change the rest to make them:

- ✓ **Affordable.** Low-cost solution
- ✓ **Easy-to-Use.** Installation takes less than a minute
- ✓ **Portable.** Stay on-the-go
- ✓ **Mobile.** Have the freedom to roam about the room
- ✓ **Accurate.** No calibration required
- ✓ **Intuitive.** Use your existing content
- ✓ **Storage.** Capture your progress
- ✓ **Flexible.** Connect to any device

revolutionary approach

For the first time ever, interactivity is achieved in the palm of your hand, implementing a level of technology that has never been integrated into such a compact design



in the box



the pen


penveu

the veu


penveu

top

back

the dock




penveu

easily installed


menu

installation is as easy as one, two, three. **NO software** required.

connect to any device.

any **projector or display** with a VGA connector
any **surface**, including pull-down screens or even a simple wall
any **computer**, penveu is compatible with all operating systems


VGA Cable (1 included)
USB Cable (1 included)
the veu must be connected to the supplied power adapter
PC
veu
projector

penveu ®

extend value to business



add interactivity to every meeting and conference room

improve your…

- audience engagement
- sales presentation
- bottom line



penveu technology progression


discovery / performance
Initial invention
the VEU
3-mode position
1Q10
2Q10
3Q10
4Q10
1Q11
2Q11
3Q11
4Q11
1Q12
2Q12
3Q12
4Q12
1Q13

What's so unique?

-Accuracy to 1 pixel

-No need for calibration

-Quick installation—nothing on wall

-Flexibility of moving in the classroom

-Compatibility with installed base

The resulting challenges?

-Display type (projector / LCD)

-Display size

-Resolution

-"Texture"

-Lighting

-Motion & speed

penveu®

beta test plan



Stage 1

- INITIAL TESTING of 10 units
- Performance/accuracy
- Installation, out-of-box experience
- Functionality & User Interface

Stage 2

- INPH INTERNAL TESTING, multiple environments (in- and out of office)
- Mainly performance/accuracy
- Quick fixes

Stage 3

- EXTERNAL TESTING , trusted professionals
- Confidentiality (Beta Test Agreement) & Feedback (Beta Test Questionnaire)
- Software Partners in Education & Enterprise Segments
- Implement Fixes

GENERAL AVAILABILITY

COMMITTED UNITS TO KEY INFLUENCERS


penveu
Beta Test Agreement
penveu
Beta Test Questionnaire

Formal Questionnaire Requesting Detailed Feedback on Multiple Facets

I. Out-of-Box Experience: presentation of the penveu system, including packaging, documentation, etc.
II. Installation Process: set-up, the environment and ease-of-installation.
III. How it Works: actual use of the penveu system, functionality and use in a real-world application.
IV. General Feedback: overall feedback on the penveu system and any recommendations.

pricing strategy



menu
PEN



2013
2014
2015
$799
$599
penveu® 32G
$699
$499
penveu®
• Basic functionality
penveu® 2
penveu® 3

- Flat pricing
- +$100 model premium
- +$200 non-education
- Separate PEN, VEU, DOCK
  - Higher than system price

Initial order statistics:

Education	56%
Enterprise	44%
8G	84%
32G	16%

penveu®

the addressable market



Item	2013	2014	2015	2016	2017
New projectors shipped	14.13	17.66	22.07	27.59	34.48
Projectors installed base	50.83	62.08	75.65	92.74	115.92
Interactive Whiteboard shipped	1.29	1.41	1.55	1.71	1.88
Flat Panel Display installed base	7.07	8.92	11.00	13.35	16.01

Sources: Pacific Media Associates (June 2012), Global Industry Analysts (July 2012) FutureSource Consulting (November 2012)

All numbers in millions of units

- Penveu's educator price point is $499
- 2013 Total Addressable Market scenarios
    - 129,000 IWB units shipped at $499 = $644m
    - IWB budget (129,000@$2K)= $2.6b
    - 14,130,000 new projectors shipped at $499 = $7.1b
    - Projector and FPD installed base at $499 = $28.9b

Pro-forma analysis, not an Interphase projection

penveu ®

global opportunity assessment

Unless otherwise noted, all numbers in thousands of units

	2013	2014	2015	2016	2017
Conservative					
# of IWB shipped	1,285	1,414	1,555	1,710	1,881
Category penetration	5%	9%	16%	28%	50%
Units (x000)	64	126	246	481	941
Sanity: Share of installed base	0.11%	0.27%	0.50%	0.86%	1.41%

- A conservative look at this opportunity assuming 1,285,000 IWBs shipped in 2013 (for example) assuming we achieve a 5% penetration could yield 64,000 penveu units, which is approximately .11% of the install base
- By 2017, a penetration rate of 50% would still yield only a 1.41% penetration of the install base at that point in time

Pro-forma analysis, not an Interphase projection

penveu ®

global opportunity assessment



Unless otherwise noted, all numbers in thousands of units

- A more aggressive approach would be to assume that penveu achieves approximately 1% of the 57,900,000 install base of projectors and Flat Panel Displays, which would be 580,000 penveu units, then assuming a 50% market share (going down to 25% by 2017) this estimates a market potential of 290,000 units in the first full year of production, going to 1,807,000 units by 2015 … averaging this with the conservative case … the first full year of production could be an opportunity of 48,000 growing to 652,000 by 2015

	2013	2014	2015	2016	2017
Aggressive					
Installed base projectors & FPD	57,900	71,000	86,650	106,090	131,930
Attach rate	1%	2%	3%	6%	10%
Units	580	680	1,480	3,230	7,230
penveu share of attach rate	50%	44%	35%	30%	25%
Mean scenario Total units	48	129	211	374	652

Pro-forma analysis, not an Interphase projection

penveu ®

driving new business



Driven by Interphase


Engaged Sales Team
Identifying New Opportunities
Closure Rate

Market Determined: Exponential Growth Rate

15% of orders …10 or more units
30% of orders …5 or more units
40% of orders …3 or more units
15% of orders …1 or more units

NET > 4 :1
(New Order: First Order)

Pro-forma analysis, not an Interphase projection

potential initial unit shipment growth curve


8000
7000
6000
5000
4000
3000
2000
1000
0
MO 1
MO 2
MO 3
MO 4
MO 5
MO 6
ON-GOING
Presidio
CDW
M&A
Touchboards
Troxell
DRES
SYX
amazon.com
penveu.com

Pro-forma analysis, not an Interphase projection

penveu ®

production capabilities



- penveu production is 50,000 units without any equipment expansion
  - This volume requires 3 shifts running on our current equipment
  - Expanding our current equipment with one additional SMT line results in a capacity of roughly 90,000 units per year
- Facility lease is up in 2014, and expanded facility and equipment decisions will be based upon penveu volume forecasts and market success
  - In the interim, overflow volume can be outsourced locally
  - New lines and facility can be brought on line within 120 days
- The market demand <u>will</u> be met under all of these scenarios

penveu ®

financial capabilities



- Relative to other Interphase products, penveu is financially efficient:
  - Typical channel receivables range between 15 and 30 days
  - Vendor payables for major components are approximately 60 days
  - Cash required to support growth requirements is very manageable
  - Interphase is capable of supporting penveu growth forecasts

- Unknowns:
  - Product/customer returns history (important to revenue recognition)

penveu ®

penveu competitive advantage

	Flexibility	Portability	Accuracy	Ease of Use	Price
IWB	Touch only	None	Needs calibration	Low, hard to install	$2,000 to $7,000
Interactive Projectors	Touch only (most)	Minimal	Most need calibration	Low, hard to install	$1,500 to $2,000
Touch screens	Touch only	None	High	High	$8,000 to $15,000
penveu	Anywhere	Pocket Size	Perfect	High	$499

add interactivity to **every** projector and large screen display

penveu

www.penveu.com



PEN

Summary

- Telecom should begin to grow again in 2013
- Extended technology within the enabling products to continue to fund the business into the future
- Services are growing fast and helping to improve the absorption of our manufacturing overhead structure
- EDMS (service businesses) are leveraging our infra-structure and exposing us to interesting new markets
- penveu® is launched and will soon begin shipping, which is expected to create new business growth for Interphase
- Reduced expenses to a sustainable level: **Grow Profitably**